Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of American Pension Investors Trust, do hereby certify, to the best of their knowledge, that the report on Form N-CSR of American Pension Investors Trust for the fiscal period ended November 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of American Pension Investors Trust for the stated period.

/s/ David D. Basten
David D. Basten
President

/s/ Charles D. Foster
Charles D. Foster
Chief Financial Officer

Date: August 7, 2009

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by American Pension Investors Trust as part of the report or as a separate disclosure document.